Key Banc Industrial, Automotive and Transportation Conference

June 1, 2011

Mark J. Gliebe
President and
Chief Executive Officer

Chuck Hinrichs
Vice President
Chief Financial Officer

John M. Perino
Vice President
Investor Relations

RBC
LISTED
NYSE

Safe Harbor Statement

This presentation contains "forward-looking statements" as defined in the Private Securities Litigation Reform Act of 1995.

Forward-looking statements represent our management's judgment regarding future events. In many cases, you can identify forward-looking statements by terminology such as "may," "will," "plan," "expect," "anticipate," "estimate," "believe," or "continue" or the negative of these terms or other similar words. Actual results and events could differ materially and adversely from those contained in the forward-looking statements due to a number of factors, including: actions taken by our competitors and our ability to effectively compete in the increasingly competitive global electric motor, power generation and mechanical motion control industries; our ability to develop new products based on technological innovation and the marketplace acceptance of new and existing products; fluctuations in commodity prices and raw material costs; our dependence on significant customers; issues and costs arising from the integration of acquired companies and businesses, including the timing and impact of purchase accounting adjustments; our dependence on key suppliers and the potential effects of supply disruptions; infringement of our intellectual property by third parties, challenges to our intellectual property, and claims of infringement by us of third party technologies; increases in our overall debt levels as a result of acquisitions or otherwise and our ability to repay principal and interest on our outstanding debt; product liability and other litigation, or the failure of our products to perform as anticipated, particularly in high volume applications; difficulties consummating the pending acquisition of the Electrical Products Company of A.O. Smith Corporation that may have a negative impact on our results of operations; economic changes in global markets where we do business, such as reduced demand for the products we sell, currency exchange rates, inflation rates, interest rates, recession, foreign government policies and other external factors that we cannot control; unanticipated liabilities of acquired businesses; cyclical downturns affecting the global market for capital goods; difficulties associated with managing foreign operations; and other risks and uncertainties including but not limited to those described in Item 1A-Risk Factors of the Company's Annual Report on Form 10-K filed on March 2, 2011 and from time to time in our reports filed with U.S. Securities and Exchange Commission. All subsequent written and oral forward-looking statements attributable to us or to persons acting on our behalf are expressly qualified in their entirety by the applicable cautionary statements. The forward-looking statements included in this presentation are made only as of their respective dates, and we undertake no obligation to update these statements to reflect subsequent events or circumstances.

Investment Thesis

Well-Positioned Business Model

- Necessary and Innovative Products
- A Leader in Diverse and Growing Product Areas
- Global Footprint and Technical Resources
- RBC Operating System Drives Results
- Successful Acquirer and Integrator

Accelerating Growth Drivers

- Increasing Global Presence and Alignment with High Growth Economies
- Energy Efficiency Technology Leadership
- Industry Innovator
- Energy Efficiency Supported by Legislation
- Transformed Operations Positioned for Growth

Solid Financial Performance

- Growth and Profitability
- Cash Flow
- Balance Sheet Strength
- Sales Growth Continues with EPC Acquisition

Sustainable Technological Leadership

REGAL BELOIT

Necessary and Innovative Products


Products
Solutions
Innovative Technology
Motors
Controls
Gear Drives
Blowers
Generators
Air Flow
Speed and Torque
Power and Control
MagnaSmart Generator
Eon™ Motor
High Efficient Right Angle Gear Drive
imPower Pool Motor
CRP®
Crank Rod Pump
SyMAX Permanent Magnet Motor

Leading Positions in Diverse and Growing Markets

Key Product Offerings

- **North America**
  - Electric Motors
  - Electric Generators
  - Worm and Bevel Gears
  - Hydraulic Pump Drives and Valve Actuators
- **Asia**
  - Electric Motors
  - Electric Generators
- **Europe**
  - Marine Motors
  - Commercial Refrigeration Motors
  - Valve Actuators

2010 Sales by End Market



Process 2%
Transport 1%
Water 1%
Other
Defense 1%
Food Products 2%
Constr/Mining
Agriculture 2%
Standby Power 5%
Refrigeration 4%
Non-Res. Constr 2%
Comm HVAC 1%
Pump/Pool/ Water Heater 4%
Material Handling
Pumps/Fans/ Compressor
Other Industrial Equipment / Machinery
Residential HVAC New & Replac.

Source: Management estimates based on individual business segment sales.

Global Footprint and Technical Resources

- Enhance Sales in High Growth Economies
- Expand to Meet Global Customer Needs
- Utilize 24 Hour Technical Resources
- Optimize Cost Structure



Facilities: 7
Employees: 216
Facilities: 11
Employees: 428
Facilities: 9
Employees: 3616
Facilities: 3
Employees: 2174
Facilities: 1
Employees: 19
Facilities: 28
Employees: 4644
Facilities: 1
Employees: 777
Facilities: 10
Employees: 5936
Facilities: 1
Employees: 42
Facilities: 3
Employees: 84
Facilities: 1
Employees: 47
Facilities: 1
Employees: 128
Facilities: 3
Employees: 69
Facilities: 2
Employees: 25
Facilities: 11
Employees: 316

326 Engineers

240 Engineers

REGAL BELOIT

Regal Beloit Operating System


Business Talent Review
Long Range Plan
Compliance & Citizenship Review
Customer & Employee Feedback
Policy Deployment
Operating Plan
Leadership Meeting
Values and Initiatives

RBC Operating System Drives Results

- **Operating Rigor**
- **Driving the Roll Up**
- **Integrating the Acquisitions**
- **Responsible for Operating Improvements**

Successful Acquirer and Integrator

- Consistent acquirer
  - 2 in 2011
  - 6 in 2010
  - 12 in last 36 months
- Rigorous evaluation and integration process drives return on investment
- Acquisition Strategy
  - Technology and Energy Efficiency
  - Expand Geographic Footprint
  - Synergy Opportunities
- Acquisition pipeline continues to be active
- Pending Closing on EPC acquisition

2011

HARGIL DYNAMICS
RAMU INC

2010

ELCO
rotor
CMG
AIR-CON TECHNOLOGY
UNICO

2004 – 2009

HWADA
DUTCHI MOTORS
MARATHON POWER TECHNOLOGY
ALSTOM
CMT
jakel inc.
morrillmotors
FASCO
GE CAC
SinYa ELECTROMOTOR
GE HVAC

Overview of Regal Beloit's Proposed Acquisition of EPC

Company	■ Electrical Products Company ("EPC") of A.O. Smith Corporation
Consideration	■ $875 million – $700 million of cash – 2,834,026 shares of RBC stock
Projected Synergies and Tax Benefit	■ Targeted synergies of $30 million to $40 million achieved over 3 to 4 years ■ Tax benefits expected to be at least $45 million to $55 million
Projected Earnings Impact	■ Accretive in the first full year following the acquisition excluding one-time transaction-related expenses and purchase accounting adjustments
Transaction Time Line	■ Received second request on February 4th from DOJ as part of HSR review ■ Expected to close late 2nd or early 3rd quarter on terms not materially different from the purchase agreement

Combination Creates Compelling Value

Drives revenue growth and profitability

- Expands product offerings
- Augments presence in low cost manufacturing locations
- $30-$40 million of synergies

Complementary product offerings

- Commercial and Residential Hermetic
- Aftermarket and general industry distribution
- Combined energy efficient technology provides ability to deliver additional value to customers

Creates shareholder value

- Accretive in the first full year following the acquisition[1]
- Strategically deploys cash and utilizes debt capacity
- Generates significant Free Cash Flow

Integration Process

- Talented Management
- Complementary Culture and Processes

[1] Excluding one-time transaction-related expenses and purchase accounting adjustments

EPC Acquisition Consistent With Regal Beloit's Objectives

Investment Thesis

Well-Positioned Business Model	Accelerating Growth Drivers	Solid Financial Performance
Necessary and Innovative Products	Increasing Global Presence and Alignment with High Growth Economies	Growth and Profitability
A Leader in Diverse and Growing Product Areas	Energy Efficiency Technology Leadership	Cash Flow
Global Footprint and Technical Resources	Industry Innovator	Balance Sheet Strength
RBC Operating System Drives Results	Energy Efficiency Supported by Legislation	Sales Growth Continues with EPC Acquisition
Successful Acquirer and Integrator	Transformed Operations Positioned for Growth	

Sustainable Technological Leadership

REGAL BELOIT

Increasing Global Presence

2000	2005	2010



Rest of World 5%
United States 95%



Rest of World 14%
United States 86%



Rest of World 32%
United States

Expanding in Higher Growth Regions



Canada 4%
Europe 3%
ROW 2%
Asia 5%
United States 86%

2005 Sales



Canada 4%
ROW 4%
Europe 5%
United States 68%
Asia 19%

2010 Sales

REGAL BELOIT

Technology Leader

Evolving End User Needs

High Efficiency	More Effective Use of Power
Variable Speed	Broad Variation of Speed During Use
Embedded Intelligence	Electronic "Smarts" Built Into Products
Lower Operating Costs	Reduced Lifetime Costs to Operate

New Product Responses

- 48 Frame PMAC
- Genteq High Speed ECM
- ECM 460V
- Eon Motor
- Arktic SSC
- HERA – High Efficiency Right Angle Gear Drive
- Arktic 142
- HEB High Efficiency Blower
- High Efficiency IEC Motors
- Arktic 59
- Medium Voltage Industrial Motors
- 1040 FR Generator
- Deep Sea Actuator
- Fanless 80+
- NEMA Premium Motors
- Magnasmart Generators

Leading Energy Efficient Products

Sales of Energy Efficient Products



$ millions
$400
$350
$300
$250
$200
$150
$100
$50
23% CAGR
2003
2004
2005
2006
2007
2008
2009
2010

Source: Management estimates.

- 40% - 50% of all electricity generated is consumed by an electric motor
- 97% of the lifetime total cost of an electric motor is the electricity used

New Product Introductions



22
23
32
50
2008
2009
2010
2011 E

- Accelerating innovation
- Focusing new products on energy efficiency, variable speed, embedded intelligence and cost

Energy Efficient Products in Commercial Refrigeration



Highlights

- Global Industry Sales Estimated >$500M
- U.S. Market Impacted by Legislation
- Early in the Energy Efficiency Ramp
- Store Owners Driven by Operating Cost
- RBC is a Technology Leader
- Morrill and Elco are Leaders in this Space

Penetrating New Applications With Existing Technology

Energy Efficient Products in Commercial & Industrial Applications



48 Frame PMAC for General Industrial Applications



Regenerative Blower



Gate Opener



Refrigerated Truck



Paint Sprayer



Bathroom Fan

Highlights

- Global Industry Sales Estimated >$1B
- Worldwide Applications
- Potential Features
  - Efficiency
  - Low Noise
  - Smaller Profile
  - Lighter Weight
  - Variable Speed

Penetrating New Applications With Existing Technology

Energy Efficient Products in Air Moving



Boiler



Furnace



Water Heater

Highlights

- Global Industry Sales Estimated >$1B
- Potential Features
  - Efficiency
  - Variable Speed
  - Low Noise
  - Smaller Profile
  - Lighter Weight

Penetrating New Applications With Existing Technology

Energy Efficiency Supported by Legislation

North America

- December 19, 2010: EISA Legislation
- Regional SEER and AFU Standards Under Consideration
- Efficiency Standards for Fractional HP Motors Currently Under Review by DOE
- Canada and Mexico to follow US EISA Standards in 2011

Australia/New Zealand

- Motor Efficiency Legislation (MEPS) to IE2 efficiency currently required for:
  - three phase induction motors
  - refrigerated display cases
  - refrigerators and freezers
  - pool pumps currently voluntary, anticipated mandatory in 2011

Europe

- June 16, 2011: IE2 Efficiency Required
- January 1, 2015: IE3 Efficiency Level Required
  - for sizes 7.5 kw – 375 kw
- January 1, 2017: IE3 Efficiency Level Required
  - for sizes .75 kw – 375 kw

Asia

- June 4, 2010: China Energy Efficiency and Benefit Society Project. Provide incentives to promote high efficiency IE2 and IE3 motors.
- Energy efficiency ratings required on AC equipment in both China and India. Higher ratings require energy efficient motors.

Energy Efficiency Legislation Is Worldwide

Transforming Operations

- Lean Six Sigma Yields Productivity Annuity
- Capturing Acquisition Combination Benefits
- Driving Variable Cost Productivity
- Simplification
  - Reduced Platforms
  - ERP Consolidation
  - Shared Services

Continuous Cost Improvement

Investment Thesis

Well-Positioned Business Model	Accelerating Growth Drivers	Solid Financial Performance
Necessary and Innovative Products	Increasing Global Presence and Alignment with High Growth Economies	Growth and Profitability
A Leader in Diverse and Growing Product Areas	Energy Efficiency Technology Leadership	Cash Flow
Global Footprint and Technical Resources	Industry Innovator	Balance Sheet Strength
RBC Operating System Drives Results	Energy Efficiency Supported by Legislation	Sales Growth Continues with EPC Acquisition
Successful Acquirer and Integrator	Transformed Operations Positioned for Growth	

Sustainable Technological Leadership

Solid Financial Performance

Track Record of Long-Term Growth

Balance Sheet Strength

Sales Growth Continues with EPC Acquisition



Track Record of Long-Term Growth

($ in millions, except per share data)

20 Year Sales and EPS Growth



Sales
EPS
$2,400
$1,800
$1,200
$600
$0
$5.00
$4.00
$3.00
$2.00
$1.00
$0.00
1991
1996
2000
2005
2010

5 Year Sales and EPS Growth



Sales
EPS
$2,400
$1,800
$1,200
$600
$0
$5.00
$4.00
$3.00
$2.00
$1.00
$0.00
2005
2006
2007
2008
2009
2010

Strong Growth Track Record Over 20 Years

REGAL BELOIT

Balance Sheet Strength



Net Debt / Total Capital
60.0%
50.0%
40.0%
30.0%
20.0%
10.0%
0.0%
FASCO – jakel
ALSTOM – morrill motors
HWADA
MARATHON POWER
ELCO
rotor
CMG
EMU INC
Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1
2005
2006
2007
2008
2009
2010
2011

...otal Capital %

*Note: Net Debt includes long-term debt, derivative instruments and short-term investments.

Balance Sheet Strength

- Modest Leverage – First Quarter 2011
  - Total Debt to Cap of 23.8%
  - Net Debt to Cap of 10.1%
  - Total Debt to LTM EBITDA of 1.4x
  - Net Debt to LTM EBITDA of .6x
- Strong Liquidity – First Quarter 2011
  - Revolver Availability of $450 Million
  - Cash and Cash Equivalents of $259 Million
  - First Quarter 2011 Operating Cash Flow of $56 Million
- No Significant Debt Maturity until 2012
  - Weighted Average Cost of Debt Currently 4.1%
  - 59% Fixed, 41% Floating

Note: EBITDA is computed as income from operations plus depreciation and amortization.

Financial Impact of Combination with EPC

Proforma Combined 2010 Results

(Data in $ Millions, except percentages.)

	RBC	EPC	PF RBC
Sales	$ 2,238	$ 702	$ 2,940
Adjusted EBITDA	311	100	411
% Sales	14.0%	14.2%	14.0%
Capital Expenditures	45	14	59
% Sales	2.0%	2.0%	2.0%
Free Cash Flow[1]	130	47	177
Total Debt	437	572[2]	1,009
Shareholder's Equity	1,362	175[2]	1,537
Total Debt / Capital	24.3%	n/a	39.6%
Total Debt / EBITDA	1.4x	n/a	2.4x

Source: Public filings

[1] Calculated as cash flow from operations less CAP EX.

[2] Assumes $572 million of new debt and $175 million of new equity issued in connection with the transaction.

REGAL BELOIT

Mark J. Gliebe
President and
Chief Executive Officer

WORLD HEADQUARTERS
200 State Street
Beloit, WI
53511

ph: 608 361 7401
fx: 608 364 8818

www.regalbeloit.com

Chuck Hinrichs
Vice President
Chief Financial Officer

WORLD HEADQUARTERS
200 State Street
Beloit, WI
53511

ph: 608 361 7405
fx: 608 364 8818

www.regalbeloit.com

John M. Perino
Vice President
Investor Relations

WORLD HEADQUARTERS
200 State Street
Beloit, WI
53511

ph: 608 361 7501
fx: 608 364 8817

www.regalbeloit.com

RBC
LISTED
NYSE

Thank You!